SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                 FORM 8-K

                              CURRENT REPORT

 Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): September 20, 1996


                    ROANOKE ELECTRIC STEEL CORPORATION
          (Exact name of Registrant as specified in its charter)


          Virginia                     0-2389            54-0585263
 (State or other jurisdiction       (Commission       (I.R.S. Employer
         of incorporation )          File Number)     Identification No.)

           102 Westside Blvd., N.W., Roanoke, Virginia      24017
         (Address of principal executive offices)        (Zip Code)

 Registrant's telephone number, including area code:  (540) 342-1831

                                        N/A

            (Former name, former address and former fiscal year, if
                          changed since last report)


Item 5.  Other Events.

See press release attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

          99   -   Press Release dated September 20, 1996


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROANOKE ELECTRIC STEEL CORPORATION

                         By   Donald G. Smith

                              Donald G. Smith
                              Chairman and Chief Executive Officer

Date: September 20, 1996